SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE LARGE CAP FUNDS

Strategic Large Cap GrowthFund (the “Fund”)

Following a regularly scheduled meeting of the Wells Fargo Advantage Board of Trustees on May 19, 2011, a change was made to the principal investment strategies of the Strategic Large Cap Growth Fund. As a result, the Foreign Investment Risk was added to the Fund’s list of principal investment risks. These changes, effective June 1, 2011, appear in the Fund’s prospectuses as described below.

I.     The following information replaces the first two paragraphs in the section titled Principal Investment Strategies, located in the summary section of the Fund’s prospectuses.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $348 million to $275 billion, as of June 28, 2010, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

II.    The following risk is added to the list of risks found in the section titled Principal Investment Risks in the Fund’s prospectuses.

Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

III.  The following information replaces the section titled Principal Investments in the Fund’s prospectuses.

Principal Investments

Under normal circumstances, we invest:

at least 80% of the Fund's net assets in equity securities of large-capitalization companies, and up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

IV.  The following information replaces the first paragraph in the section titled Principal Investment Strategies, located in the statutory section of the Fund’s prospectuses.

Principal Investment Strategies

We invest principally in equity securities of large-capitalization companies which we define as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $348 million to $275 billion, as of June 28, 2010, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Foreign Investment Risk is added to the list of risks in the table titled Principal Risk Factors.

June 1, 2011                                                                                                                                                 LCR061/P101SP2